                                 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                              The Pillar Funds
                    ------------------------------------
             (Exact name of registrant as specified in its charter)
  ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A with this preliminary filing.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /1/
                                               -

          ----------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     3)  Filing Party:

         -----------------------------------------------------------------------

     4)  Date Filed:

         ----------------------------------------------------------------------

----------------------------

/1/  Set forth the amount on which the filing fee is calculated and state how it
 -
was determined.

                                THE PILLAR FUNDS


Dear Shareholder,

     The attached proxy statement solicits your vote as a Shareholder of The Pillar Funds (the "Trust") on three important proposals being recommended by the Board of Trustees. Even if you are not currently a Shareholder of the Trust, you are still eligible to vote. Votes are solicited from Shareholders of record as of January 25, 1996.

     A Special Meeting of the Shareholders of The Pillar Funds has been scheduled for March 1, 1996. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card(s) that accompanies the attached proxy statement.

     The attached proxy statement is designed to give you further information relating to the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

     1. To consider and act upon a proposal to approve a new Investment Advisory Agreement between United Jersey Bank ("UJB") and the Trust with respect to all Funds, other than the International Growth Fund.

     2. To consider and act upon a proposal to approve a new Investment Advisory Agreement between UJB and the Trust with respect to the International Growth Fund.

     3. To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement among UJB, Wellington Management Company and the Trust with respect to the International Growth Fund.

     As described in the proxy statement, approval of the new investment advisory agreements and investment sub-advisory agreement is appropriate for technical legal reasons related to the proposed merger between UJB's parent, UJB Financial Corp., and The Summit Bancorporation.

     Your vote is important to us. Please mark, sign, and date the enclosed proxy card(s) and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposals please call 1-800-932-7782. Thank you for taking the time to consider these important proposals and for your investment in The Pillar Funds.



                    Sincerely,



                    David G. Lee
                    President and Chief Executive Officer
                    The Pillar Funds

                       IMPORTANT SHAREHOLDER INFORMATION


                                The Pillar Funds

               The document you hold in your hands contains your proxy statement and proxy cards(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Trust. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

               We urge you to spend a few minutes with the proxy statement, fill out your proxy card(s), and return it to us. Voting your proxy, and doing so promptly, enables the Trust to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, the Trust may bear the expense of follow-up solicitations.

               Please take a few moments to exercise your right to vote. Thank you.

                               THE PILLAR FUNDS
                           680 EAST SWEDESFORD ROAD
                               WAYNE, PA  19087

                   Notice of Special Meeting of Shareholders
                                 March 1, 1996


Notice is hereby given that a Special Meeting of Shareholders of The Pillar Funds (the "Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087, on March 1, 1996 at 3:30 p.m., Eastern time.

At the Meeting, Shareholders of the Trust will be asked to consider and act upon proposed new investment advisory and investment sub-advisory agreements with the Trust's current advisor United Jersey Bank ("UJB") and the current sub-advisor to the International Growth Fund, Wellington Management Company ("WMC"). It is contemplated that, in connection with this merger, UJB will be renamed "Summit Bank." This name change has no effect on the proposed new agreements. The enclosed proxy card(s) permits Shareholders of each Fund to vote either for or against the new advisory agreements with UJB and, in the case of the International Growth Fund, allows Shareholders to vote for or against both Proposals separately. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

     1. To approve the selection of UJB either under its current name or under the new name of "Summit Bank," as investment advisor to all Funds, other than the International Growth Fund, and to approve a new Investment Advisory Agreement between the Trust and UJB.

     2. To approve the selection of UJB either under its current name or under the new name of "Summit Bank," as investment advisor to the International Growth Fund, and to approve a new Investment Advisory Agreement between the Trust, on behalf of the International Growth Fund, and UJB.

     3. To approve the selection of WMC as the sub-advisor to the International Growth Fund, and to approve a new Investment Sub-Advisory Agreement among UJB, either under its current name or under the new name of "Summit Bank," WMC and the Trust relating to this Fund.

     The proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

                    By Order of the Board of Trustees


                    Richard W. Grant, Secretary

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and the maximum number of shares may be voted.

     Shareholders of record at the close of business on January 25, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

March 1, 1996

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD(S). A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD(S) AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD(S) AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                THE PILLAR FUNDS
                            680 EAST SWEDESFORD ROAD
                                WAYNE, PA  19087

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Pillar Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust to be held on March 1, 1996 at 3:30 p.m. Eastern time at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Trust of record at the close of business on January 25, 1996 (the "Shareholders") are entitled to vote at the Meeting. The table below sets forth the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund:

                                                       Shares Outstanding
Fund                                                   As of January 25, 1996
------------------------------------------             ----------------------

U.S. Treasury Securities Money Market Fund
Prime Obligation Money Market Fund
Tax-Exempt Money Market Fund
Short-Term Money Market Fund
Fixed Income Fund
New Jersey Municipal Securities Fund
Intermediate-Term Government Securities Fund
Equity Value Fund
Equity Income Fund
Mid Cap Value Fund
Balanced Growth Fund
Pennsylvania Municipal Securities Fund
GNMA Fund
U.S. Treasury Securities Plus Money Market Fund
International Growth Fund


     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting.

     In addition to the solicitation of proxies by mail, (i) Trustees and officers of the Trust and officers and employees of SEI Financial Management Corporation, the Trust's administrator, located at 680 East Swedesford Road, Wayne, PA 19087, (ii) the officers and employees of the United Jersey Bank, the Trust's investment advisor, located at 210 Main Street, Hackensack, NJ 07601, or (iii) third parties hired for the purpose may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by UJB. The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about February 9, 1996.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, PA 19087, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

     The Trust will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 1994, its unaudited semi-annual report for the six-month period ended June 30, 1995 and, when available, its annual report for its fiscal year ended December 31, 1995 to any Shareholder requesting such report(s). Request for such report(s) should be made in writing to The Pillar Funds, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-932-7782.


                                 INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. This Meeting is a special meeting and is being called in order to permit the Shareholders of the Trust to vote on the approval of a new investment advisory agreement with the current advisor and to permit the Shareholders of the International Growth Fund to vote on a new sub-advisory agreement with its current sub-advisor. These new agreements are considered appropriate because consummation of the merger transactions involving the Trust's advisor and its parent that are described below might be deemed under the Investment Company Act of 1940 (the "1940 Act") to cause termination of the current advisory and the sub-advisory agreements.

     This Proxy Statement solicits votes on proposals affecting more than one Fund as set forth below. Shareholders may vote only on those proposals affecting the Fund(s) of which they are Shareholders. The table below sets forth the specifics of each proposal and indicates the Fund(s) affected by each:


                                   PROPOSALS

 ===============================================================================
           Proposal                                   Fund
--------------------------------------------------------------------------------

1.  To approve the               All Funds, except the International Growth Fund
    continuation of
    United Jersey Bank,
    either under its
    current name or under
    the new name of "Summit
    Bank," as investment
    advisor to all Funds,
    other than the
    International Growth
    Fund, and to approve the
    new Investment Advisory
    Agreement between the
    Trust and the Bank that
    is Attachment A to
    this proxy statement.
-------------------------------------------------------------------------------
2.  To approve the               International Growth Fund
    continuation of
    United Jersey Bank,
    either under its
    current name or under
    the new name of "Summit
    Bank," as investment
    advisor to the
    International Growth Fund
    and to approve the new
    investment advisory
    agreement between the
    Trust and the Bank that
    is Attachment B to this
    proxy statement.
===============================================================================


-------------------------------------------------------------------------------
3.  To approve the               International Growth Fund
    continuation of
    Wellington Management
    Company as sub-advisor
    to the International
    Growth Fund and to
    approve the new investment
    sub-advisory agreement
    among United Jersey Bank,
    either under its current
    name or under the new
    name of "Summit Bank,"
    Wellington Management
    Company and the Trust
    relating to the
    International Growth Fund
    that is Attachment C to
    this proxy statement.
================================================================================

The Proposed Transaction

     The Trust's investment advisor is United Jersey Bank ("UJB") through its United Jersey Bank Investment Management Division. UJB is a wholly-owned subsidiary of UJB Financial Corp. ("Financial Corp."), a New Jersey corporation and a registered bank holding company.

     On September 11, 1995, Financial Corp. announced the signing of a definitive agreement to merge (the "Merger") with The Summit Bancorporation ("Summit"). On January 12, 1996, Shareholders of both Financial Corp. and Summit approved an Agreement and Plan of Merger (the "Merger Agreement") under which Summit would be merged with and into Financial Corp. Financial Corp. expects that regulatory approvals will be received and that the merger will be consummated before the end of March, 1996.

     At the effective time of the Merger, Summit will be merged with and into Financial Corp. and the name of Financial Corp. will be changed to "Summit Bancorp." In the Merger Agreement, Financial Corp. has agreed to merge Summit Bank, a wholly-owned New Jersey chartered bank subsidiary of Summit with and into UJB under the name "Summit Bank" as soon as reasonably practicable.

     At the effective time of the Merger, each outstanding share of Summit common stock, other than shares beneficially owned by Financial Corp. or a subsidiary (other than shares of Summit common stock held in a fiduciary capacity or as a result of debts previously contracted, if any, and treasury shares of Summit) will be converted into and represent the right to receive full shares of Financial Corp. common stock, and cash in lieu of any fractional shares resulting from the conversion, based on the exchange ratio of 0.90 shares of Financial Corp. common stock for each share of Summit common stock, subject to anti-dilution adjustment in the event of changes in the capitalization of Financial Corp. In order to effectuate the Merger, Financial Corp. will issue up to 35,820,273 shares of common stock. As of September 30, 1995 there were 57,581,872 shares of Financial Corp. common stock outstanding.

     As required by the 1940 Act, the Investment Advisory Agreements between UJB and the Trust (the "Existing Investment Advisory Agreement") terminate automatically upon their "assignment". The definition of an assignment in the 1940 Act includes any transfer of a controlling block of voting securities of the advisor. The 1940 Act also provides that any owner of more than 25% of the voting securities of a company is presumed to control that company. Since the Financial Corp. common stock issued in connection with the Merger will constitute more than 25% of the total number of shares of Financial Corp. outstanding after the Merger, the foregoing transactions could be deemed to constitute an assignment of the Existing Investment Advisory Agreements. UJB and the Trust believe that the Merger should not be treated as constituting an assignment. Nevertheless, Shareholders of the Trust are being asked to approve new investment advisory agreements (each, a "New Investment Advisory Agreement") to take effect at the time of the Merger and avoid any potential claim that the Existing Investment Advisory Agreements will be terminated by the Merger. Each New Investment Advisory Agreement will be dated the later of (i) the date of approval of the New Investment Advisory Agreement or (ii) the date of consummation of the Merger.

     Wellington Management Company ("WMC") acts as sub-advisor to the International Growth Fund. The Investment Sub-Advisory Agreement among UJB, WMC and the Trust (the "Existing Investment Sub-Advisory Agreement") terminates automatically upon termination of UJB's advisory agreement with the Trust. Accordingly, approval of a new sub-advisory agreement ("New Investment Sub-Advisory Agreement") among UJB, WMC and the Trust is also being requested.

     The proposals set forth in this Proxy Statement relate to the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement. The terms of the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement are not different in any material way from those of the Existing Investment Advisory Agreements and Existing Investment Sub-Advisory Agreement with respect to duties, fees and the standard of care, except that the new agreements will provide that the current advisor and sub-advisor may, if they continue to serve in those capacities during any period between the Merger and approval of new agreements, receive as compensation under the new agreements an amount equal to the fees they would normally receive during such period pursuant to the Existing Investment Advisory or Sub-Advisory Agreements. This provision assures that UJB and WMC will be compensated for their services during such period even if it should be determined that an assignment of the Existing Investment Advisory Agreements occurred. Providing for such compensation should not have any material impact on the net asset value per share or expense ratio of any of the Funds because the Funds will continue to accrue for advisory fees at the current rate during any such period.


Trustees' Considerations Regarding the Proposed Transaction and the New
Agreements

     Consummation of the Merger is subject to satisfaction of certain conditions, including the receipt of all necessary regulatory approvals. The Merger may be abandoned at any time prior to the closing date by the mutual consent of the parties or upon the occurrence of other events specified in the Merger Agreement.

     If the Merger is not completed, the Existing Investment Advisory Agreements and the Existing Sub-Investment Advisory Agreement will remain in effect. In the event the Merger is consummated and the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement are not approved, the Board of Trustees will consider what further action should be taken.

     As noted, the Merger may be deemed to result in an assignment of the Existing Investment Advisory Agreements. Moreover, Financial Corp., the parent of UJB, may, as a result of the Merger with Summit, be deemed to have received a benefit in connection with such assignment. The 1940 Act expressly permits the receipt by an investment advisor or its affiliates of a benefit in connection with assignment of an advisory agreement with an investment company so long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden", as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the advisor within the meaning of the 1940 Act.

     None of the current members of the Board of Trustees of the Trust and none of the nominees proposed for election to the Board of Trustees at the special meeting of Trust Shareholders scheduled for February 9, 1996 is an interested person of UJB. Additionally, the Board of Trustees of the Trust has received assurance from UJB that no "unfair burden" will be imposed on the Funds as a result of the Merger. After careful review and consideration, the Trust's Board of Trustees has concluded that the Merger will provide significant value to the Trust and its Shareholders and will enable the Trust to participate in the expanded opportunities for growth that the Merger will make possible.

     The Trustees of the Trust reviewed and unanimously approved the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement, subject to Shareholder approval, in person at a meeting held on January 22, 1996 and have directed that they be submitted to the Shareholders of the Trust (Shareholders of the International Growth Fund only in the case of the New Investment Sub-Advisory Agreement) for their approval. The Board of Trustees believes that the terms of the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement are fair to, and in the best interest of, the Trust, the Funds, and the Shareholders. The Board of Trustees, including all of the non-interested Trustees, recommends approval by Shareholders of the New Investment Advisory Agreements between UJB and the Trust, and the New Investment Sub-Advisory Agreement between UJB and WMC.

     In making this recommendation, the Trustees carefully evaluated the experience of UJB's and WMC's key personnel, the quality of services UJB and WMC are expected to provide to the Funds, and a number of related factors, including: (1) the performance of the Funds since commencement of operations;
(2) the nature of the services expected to be rendered to the Funds by UJB and WMC; (3) the distinct investment objectives and policies of the Funds; (4) the compensation payable to UJB by the Funds under the New Investment Advisory Agreements and payable by UJB to WMC under the New Investment Sub-Advisory Agreement; (5) the terms of the Existing Investment Advisory Agreements and the Existing Investment Sub-Advisory Agreement; (6) the history, reputation, qualification and background of UJB and WMC, as well as the qualifications of their personnel and their respective financial conditions; (7) the commitment of UJB to pay or reimburse the Trust for the expenses of the Trust incurred in connection with the proposed transaction; (8) the benefits expected to be realized as a result of the combination of UJB and Summit Bank; and (9) other factors deemed relevant.

     It is expected that, following the Merger, there will be no dilution in the scope and quality of advisory and sub-advisory services provided to the Funds and there will be no disruption of advisory services provided to the Funds. The Trustees, including all members of the Board of Trustees who are not interested persons of the Trust, UJB, or WMC have concluded that UJB and WMC will be fully capable of performing the services contemplated by the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement, and have recommended that the New Investment Advisory Agreements and New Investment Sub-Advisory Agreement be approved by the Shareholders of the Funds.

PROPOSAL 1:  APPROVAL OF THE SELECTION OF UJB AS INVESTMENT ADVISOR TO EACH FUND
             OF THE TRUST, OTHER THAN THE INTERNATIONAL GROWTH FUND, AND TO APPROVE THE RELATED NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND UJB.

     The Board of Trustees is recommending that Shareholders of the Funds approve the selection of UJB to serve as investment advisor to the Funds after the Merger, and approve the New Investment Advisory Agreement between The Trust, with respect to each Fund other than the International Growth Fund, and UJB. Other than the contemplated change in the name of the advisor from UJB to Summit Bank, the provision assuring continuity of compensation and the effective and termination dates, there are no material differences between the Existing and New Investment Advisory Agreements for the Funds. The Trustees believe that approval of the New Investment Advisory Agreement with UJB will provide the Funds with continuity of investment management services, and is in the best interest of Shareholders.

Description of the Existing and New Investment Advisory Agreements

     UJB currently serves as the advisor to each of the Funds other than the International Growth Fund pursuant to the Existing Investment Advisory Agreement between the Trust and UJB dated February 28, 1992. Under the

Existing Investment Advisory Agreement, UJB makes the day-to-day investment decisions for the assets of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Existing Investment Advisory Agreement was approved by the initial shareholders of the Trust on February 22, 1992. The form of the New Investment Advisory Agreement between the Trust and UJB is attached to this Proxy Statement as Attachment A and the description of the New Investment Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Attachment A.

     Under the Existing Investment Advisory Agreement, UJB shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its obligations under the Agreement or a loss resulting from UJB's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement except as otherwise provided by state law that may not be waived or altered contractually. UJB will be subject to the same standard of care under the New Investment Advisory Agreement.

     The continuance of the Existing Investment Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Existing Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trust on not less than 30 days' nor more than 60 days' written notice, or by UJB on 90 days' written notice to the Trust. The New Investment Advisory Agreement's approval and termination provisions are identical to the those of the Existing Investment Advisory Agreement.

     UJB is entitled to a fee, which is calculated and paid monthly, based on an annual percentage of net assets of the respective Funds as follows: U.S. Treasury Securities Money Market Fund, .35%; Prime Obligation Money Market Fund,
 .35%; Tax-Exempt Money Market Fund, .35%; Short-Term Investment Fund, .60%; Fixed Income Fund, .60%; Intermediate-Term Government Securities Fund, .60%; New Jersey Municipal Securities Fund, .60%; Equity Value Fund, .75%; Equity Income Fund, .75%; Mid Cap Value Fund, .75%; Balanced Growth Fund, .75%; Pennsylvania Municipal Securities Fund .60%; GNMA Fund .60% and U.S. Treasury Securities Plus Money Market Fund .15%. UJB will be entitled to receive the same fees under the New Investment Advisory Agreement, except that, if UJB continues to provide investment advisory services during any period between the Merger and entry into the New Investment Advisory Agreement, UJB will be entitled to receive its normal fee, even if the Merger is determined to have caused termination of the Existing Investment Advisory Agreement. This provision should not have any material impact on the net asset value per share or expense ratio of any of the Funds because the Funds will continue to accrue for advisory fees at the current rate during any period between the Merger and entry into the New Investment Advisory Agreement.


     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.
                                                       ---


PROPOSAL 2:  APPROVAL OF THE SELECTION OF UJB AS INVESTMENT ADVISOR TO THE
             INTERNATIONAL GROWTH FUND OF THE TRUST AND TO APPROVE THE RELATED NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND UJB.

     The Board of Trustees is recommending that Shareholders of the International Growth Fund approve the selection of UJB to serve as investment advisor to the International Growth Fund after the Merger, and approve the New Investment Advisory Agreement between The Trust, with respect to the International Growth Fund, and UJB. Other than the contemplated change in the name of the advisor from UJB to Summit Bank, the provision assuring continuity of compensation and the effective and termination dates, there are no material differences between the Existing and New Investment Advisory Agreements for the Fund. The Trustees believe that approval of the New

Investment Advisory Agreement with UJB will provide the Fund with continuity of investment management services, and is in the best interest of Shareholders.

Description of the Existing Investment Advisory Agreement Between the Trust and UJB and the New Investment Advisory Agreement Between the Trust and UJB

     UJB currently serves as the advisor to the International Growth Fund pursuant to the Existing Investment Advisory Agreement between the Trust and UJB dated April 28, 1995. Under the Existing Investment Advisory Agreement, UJB makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Existing Investment Advisory Agreement was approved by the initial shareholder of the Fund on April 27, 1995. The form of the New Investment Advisory Agreement between the Trust and UJB, is attached to this Proxy Statement as Attachment B and the description of the New Investment Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Attachment B.

     Under the Existing Investment Advisory Agreement, UJB shall not be liable for any error of judgment or mistake of law or for any loss suffered by the International Growth Fund in connection with the performance of its obligations under the Agreement or for the performance of its obligations by any Sub-Advisor or a loss resulting from UJB's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement except as otherwise provided by state law that may not be waived or altered contractually. UJB will be subject to the same standard of care under the New Investment Advisory Agreement.

     The continuance of the Existing Investment Advisory Agreement, after February 28, 1997, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the International Growth Fund, as defined in the 1940 Act. The Existing Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trust on not less than 60 days' written notice, or by UJB on 60 days' written notice to the Trust. The New Investment Advisory Agreement's approval and termination provisions in substance are identical to the those of the Existing Investment Advisory Agreement so the New Investment Advisory Agreement will have an initial term of two years from the date of execution.

     UJB is entitled to a fee, which is calculated and paid monthly, based on an annual rate of 1.00% of the Fund's average daily net assets. UJB will be entitled to receive the same fees under the New Investment Advisory Agreement, except that, if UJB continues to provide investment advisory services during any period between the Merger and entry into the New Investment Advisory Agreement, UJB will be entitled to receive its normal fee even if the Merger is determined to have caused termination of the Existing Investment Advisory Agreement. This provision should not have any material impact on the net asset value per share or expense ratio of the Fund because the Fund will continue to accrue for advisory fees at the current rate during any period between the Merger and entry into the New Investment Advisory Agreement.


     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                                       ---

PROPOSAL 3:  APPROVAL OF WELLINGTON MANAGEMENT COMPANY AS SUB-ADVISOR TO THE
             INTERNATIONAL GROWTH FUND AND TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN WELLINGTON MANAGEMENT COMPANY AND UJB RELATING TO THE INTERNATIONAL GROWTH FUND.

     The Board of Trustees is recommending that Shareholders of the International Growth Fund approve the selection of WMC to serve as investment sub-advisor to that Fund after the Merger, and approve the New Investment Sub-Advisory Agreement between WMC and UJB. Other than the provision assuring continuity of compensation and the effective and termination dates, there are no material differences between the Existing and New Investment Sub-Advisory Agreements for the Fund. The Trustees believe that approval of the New Investment Sub-Advisory Agreement with WMC will provide the Fund with continuity of investment management services, and is in the best interest of the Shareholders of the Fund.

Description of the Existing Investment Sub-Advisory Agreement Between UJB and
WMC

     WMC currently serves as the sub-advisor to the International Growth Fund pursuant to the Existing Investment Sub-Advisory Agreement among UJB, WMC and the Trust dated April 28, 1995. Under the Existing Investment Sub-Advisory Agreement, WMC makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, UJB and the Trustees of the Trust. The Existing Investment Sub-Advisory Agreement was approved by the initial Shareholder of the Fund on April 27, 1995. The form of the New Investment Sub-Advisory Agreement among UJB, WMC and the Trust relating to the International Growth Fund is attached to this Proxy Statement as Attachment C and the description of the New Investment Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Attachment C.

     Under the Existing Investment Sub-Advisory Agreement, WMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any advisor in connection with the performance of its obligations under the Agreement, except a loss resulting from a breach of fiduciary duty with respect to compensation, or for a loss resulting from WMC's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement except as otherwise provided by state law that may not be waived or altered contractually. WMC will be subject to the same standard of care under the New Investment Sub-Advisory Agreement.

     The continuance of the Existing Investment Sub-Advisory Agreement, after February 28, 1997, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Fund, as defined in the 1940 Act.
The Existing Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or termination of the Existing Investment Advisory Agreement, and is terminable at any time without penalty by the Trust or UJB on not less than 60 days' written notice, or by WMC on 60 days' written notice to the Trust. The New Investment Sub-Advisory Agreement's approval and termination provisions are in substance identical to the those of the Existing Investment Sub-Advisory Agreement so the New Investment Sub-Advisory Agreement will have an initial term of two years from the date of execution.

     WMC is entitled to a fee, which shall be paid by UJB, for the services provided and expenses assumed by WMC. The sub-advisory fee, which is calculated daily and paid monthly, is based on an annual rate of .60% on the first $50 million, .45% on the next $100 million and .30% over $150 million of the Fund's average daily net assets. WMC will be entitled to receive the same fees under the New Investment Sub-Advisory Agreement, except that, if WMC continues to provide investment advisory services during any period between the Merger and entry into the New Investment Sub-Advisory Agreement, WMC will be entitled to receive its normal fee, even if it is determined that the Merger resulted in termination of the Existing Investment Sub-Advisory Agreement.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.
                                                       ---

Information Regarding UJB and WMC

     For the Trust's fiscal year ended December 31, 1995, the following advisory fees were paid to (or waived by) the Advisor:

================================================================================
               Fund                  Fees Paid (000)       Fee Waivers (000)
                                     -------------------------------------------
                                          1995                   1995
--------------------------------------------------------------------------------

U.S. Treasury Securities Money
Market Fund                              $1,380                   $11
-------------------------------------------------------------------------------
Prime Obligation Money Market
Fund                                       $776                   $11
-------------------------------------------------------------------------------
Tax-Exempt Money Market Fund               $161                   $37
-------------------------------------------------------------------------------
Short-Term Investment Fund                 $136                   $53
-------------------------------------------------------------------------------
Fixed Income Fund                          $549                  $117
-------------------------------------------------------------------------------
New Jersey Municipal Securities
Fund                                        $69                  $214
-------------------------------------------------------------------------------
Intermediate-Term Government
Securities Fund                            $112                   $78
-------------------------------------------------------------------------------
Equity Value Fund                          $367                  $208
-------------------------------------------------------------------------------
Equity Income Fund                         $208                  $136
-------------------------------------------------------------------------------
Mid Cap Value Fund                         $191                  $130
-------------------------------------------------------------------------------
Balanced Growth Fund                       $167                  $115
-------------------------------------------------------------------------------
Pennsylvania Municipal Securities
Fund                                         $0                   $19
-------------------------------------------------------------------------------
GNMA Fund                                   $25                   $31
-------------------------------------------------------------------------------
U.S. Treasury Securities Plus
Money Market Fund                           $44                   $41
-------------------------------------------------------------------------------
International Growth Fund                   $41                   $25
===============================================================================

     UJB also serves as the Trust's custodian and receives a fee, calculated daily and paid monthly, at an annual rate of .025% for each Fund except for the International Growth Fund with respect to which the annual rate is .17%.

Information Regarding UJB and its Affiliates

     Financial Corp. commenced operations as a registered bank holding company on October 1, 1970. Through its wholly-owned subsidiary banks, UJB and First Valley Bank, Financial Corp. operated as of September 30, 1995, 290 banking offices located in New Jersey and eastern Pennsylvania. Both subsidiary banks are state-chartered banks and are engaged in a general banking business. They offer demand and interest bearing deposit accounts, make business, real estate, personal and installment loans and provide lease financing and trust fiduciary services. Financial Corp.'s non-bank subsidiaries are engaged primarily in discount brokerage, venture capital investment, commercial finance lending, lease financing and reinsuring credit life and disability insurance policies related to consumer loans made by the bank subsidiaries. At September 30, 1995, Financial Corp. had total consolidated assets of $15.5 billion, ranking it as the third largest New Jersey bank holding company.

     UJB was chartered in 1899 and has been exercising Trust powers and managing money since 1916. As of September 30, 1995, UJB operated 217 banking offices and had total assets of approximately $12.8 billion. UJB established the Investment Management Division in 1973 and, as of December 31, 1995, had total assets under management of approximately $4 billion. UJB does not manage any registered investment companies other than the Trust.

Listed below are the names and principal occupations of each director and the principal executive officer of the Advisor. The principal business address of each of these directors and the principal executive officer, as it relates to his or her duties at UJB, is 301 Carnegie Center, P.O. Box 2066, Princeton, NJ 08543-2066.

           Name                 Office or Title         Principal Occupation
           ----                 ---------------         --------------------

T. Joseph Semrod...........  Principal Executive     Chairman, President & CEO
                             Officer                 of UJB Financial Corp.

John G. Collins............  Director                Vice Chairman, UJB
                                                     Financial Corp.

Bjorn Ahlstrom.............  Director                Volvo North America
                                                     Corporation, Retired

Robert L. Boyle............  Director                William H. Hintelmann Firm

Barry D. Brown.............  Director                President, West Jersey
                                                     Health System

T.J. Dermot Dunphy.........  Director                President & CEO, Sealed
                                                     Air Corporation

Anne Evans Estabrook.......  Director                Owner, Elberon Development
                                                     Co.

Elinor J. Ferdon...........  Director                Vice President, Girl
                                                     Scouts of the USA

Samuel Gerstein, Esq.......  Director                Partner, Gerstein, Cohen &
                                                     Grayson

Richard H. Goldberger......  Director                Partner, Mid Investment
                                                     Company

Robert S. Hekemian.........  Director                Chairman & CEO, Hekemian &
                                                     Co., Inc.

Thomas C. Jamieson, Jr.,
 Esq.......................  Director                Chairman & President,
                                                     Jamieson, Moore, Peskin &
                                                     Spicer, PA

           Name                   Office or Title       Principal Occupation
           ----                   ---------------       --------------------

Vincent P. Langone.........  Director                Chairman, President & CEO,
                                                     Formica Corp.

Francis J. Mertz...........  Director                President, Farleigh
                                                     Dickinson University

George L. Miles, Jr........  Director                President & CEO, QED
                                                     Communications, Inc.

Bertram B. Miller..........  Director                President, B.B. Miller &
                                                     Company

Henry S. Patterson II......  Director                President, E'town
                                                     Corporation

Raymond Silverstein........  Director                Partner of Alloy,
                                                     Silverstein, Shapiro,
                                                     Adams, Mulford & Co.

Sylvester L. Sullivan......  Director                President, Car Rentals,
                                                     Inc.

Alexander Summer...........  Director                Chairman, Alexander Summer
                                                     Co.

Joseph M. Tabak............  Director                President & CEO, JPC
                                                     Enterprises, Inc.

Robert A. Woodruff.........  Director                President, Woodruff Oil
                                                     Company

   Summit is a registered bank holding company incorporated in 1973. Summit conducts its principal operations through its wholly-owned commercial bank subsidiary, Summit Bank, a New Jersey chartered commercial bank, a predecessor of which began operations in 1891. Summit Bank provides a broad range of commercial banking, retail banking, real estate, trust and other financial services through 90 branches located in 11 counties in northern and central New Jersey. At September 30, 1995 Summit had consolidated assets of $5.6 billion, as did Summit Bank.

Information Regarding WMC

   WMC, together with its predecessor organizations, has provided investment advisory services to investment companies since 1933 and to investment counseling clients (including employee benefit plans, endowments, foundations and other institutions and individuals) since 1960. WMC is a Massachusetts general partnership and has its principal office at 75 State Street, Boston, Massachusetts. The managing partners of WMC are Robert W. Doran, Duncan M. McFarland and John R. Ryan. Each is principally engaged in the investment management business.

   As of December 31, 1995, WMC had investment management authority with respect to approximately $109.2 billion of assets. WMC currently serves as investment advisor to the following investment companies with investment objectives similar to those of the International Growth Fund.

=====================================================================================
Investment Company           Net Assets                 Fee Payable
                             (as of December 31, 1995)
-------------------------------------------------------------------------------------

Galaxy International             $130,880,074           On First $ 50,000,000 0.5000%
Equity Fund                                             On Next  $ 50,000,000 0.3000%
                                                        Over     $100,000,000 0.2000%
-------------------------------------------------------------------------------------
Anchor Series Foreign            $ 53,648,656           On First $ 50,000,000 0.4000%
Securities                                              On Next  $100,000,000 0.2750%
                                                        On Next  $350,000,000 0.2000%
                                                        Over     $500,000,000 0.1500%
-------------------------------------------------------------------------------------
Hartford International           $686,465,201           On First $500,000,000 0.4000%
Opportunities Fund                                      On Next  $100,000,000 0.3000%
                                                        On Next  $350,000,000 0.2500%
                                                        Over     $500,000,000 0.2000%
-------------------------------------------------------------------------------------
Hartford International           $ 31,264,165           On First $500,000,000 0.4000%
Advisers Fund                                           On Next  $100,000,000 0.3000%
                                                        On Next  $350,000,000 0.2500%
                                                        Over     $500,000,000 0.2000%
=====================================================================================

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Portfolio Transactions

   For the Trust's fiscal year ended December 31, 1995, the Funds paid the following amounts in brokerage commissions to affiliates of the Funds.

=========================================================================================================
Fund                          Total           Amount Paid to      % of Aggregate          % of Aggregate
                              Brokerage       Affiliates of the   Brokerage               Dollar Amount
                              Commissions     Distributor         Commissions             of Transactions
                                                                  Paid to Affiliates      Involving
                                                                                          Payment of
                                                                                          Commissions
---------------------------------------------------------------------------------------------------------
U.S. Treasury Securities           N/A               N/A                  N/A                  N/A
Money Market Fund
---------------------------------------------------------------------------------------------------------
Prime Obligation Money             N/A               N/A                  N/A                  N/A
Market Fund
---------------------------------------------------------------------------------------------------------
Tax-Exempt Money                   N/A               N/A                  N/A                  N/A
Market Fund
---------------------------------------------------------------------------------------------------------
Short-Term Investment              N/A               N/A                  N/A                  N/A
Fund
---------------------------------------------------------------------------------------------------------
Fixed Income Fund                  N/A               N/A                  N/A                  N/A
---------------------------------------------------------------------------------------------------------
New Jersey Municipal               N/A               N/A                  N/A                  N/A
Securities Fund
---------------------------------------------------------------------------------------------------------

==========================================================================================================
Fund                           Total              Amount Paid to       % of Aggregate      % of Aggregate
                               Brokerage          Affiliates of the    Brokerage           Dollar Amount
                               Commissions        Distributor          Commissions         of Transactions
                                                                       Paid to Affiliates  Involving
                                                                                           Payment of
                                                                                           Commissions
----------------------------------------------------------------------------------------------------------
Intermediate-Term                  N/A                 N/A                  N/A                  N/A
Government Securities
Fund
----------------------------------------------------------------------------------------------------------
Equity Value Fund              $210,168.60           $13,100              6.23%                 .27%
----------------------------------------------------------------------------------------------------------
Equity Income Fund             $ 96,145.98           $750.00               .78%                 .26%
----------------------------------------------------------------------------------------------------------
Mid Cap Value Fund             $ 83,235.92           $660.00               .79%                 .40%
----------------------------------------------------------------------------------------------------------
Balanced Growth Fund           $ 35,559.65           $180.00               .51%                 .26%
----------------------------------------------------------------------------------------------------------
Pennsylvania Municipal             N/A                 N/A                  N/A                  N/A
Securities Fund
----------------------------------------------------------------------------------------------------------
GNMA Fund                          N/A                 N/A                  N/A                  N/A
----------------------------------------------------------------------------------------------------------
U.S. Treasury Securities           N/A                 N/A                  N/A                  N/A
Plus Money Market Fund
----------------------------------------------------------------------------------------------------------
International Growth Fund      $ 44,707.48             $0                    0                  .39%
==========================================================================================================

Beneficial Owners

To the knowledge of Trust Management, as of January 25, 1996, the following were beneficial owners of 5% or more of the outstanding Shares of any Fund.

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

U.S. Treasury Securities
  Money Market:

           Class A Shares
                             United Jersey Bank              457,681,841.0700                   99.99%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Eugene W. Binkowski                 768,143,6500                   25.77%
                             Harriet Binkowski JTTN
                             194 Wheaton Pl.
                             Rutherford, NJ 07070

                             Newark Beth Israel                  449,482.55                     15.08%
                             Medical Center
                             201 Lyons Avenue
                             Newark, NJ  07112

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

                             Bak A. Lum                          400,850.37                     13.45%
                             Employees Pension Plan
                             Harvey B. Fine Trustee
                             P.O. Box 1634
                             Linden, NJ  07086

                             Josepha Weitzman Fiedler            230,706.80                      7.74%
                             UJB Central c/o Insurance
                             Services Group
                             210 Main Street,
                             4th Floor
                             Hackensack, NJ 07601-7311

Prime Obligation Money
Market

           Class A Shares    United Jersey Bank              256,154,447.49                     98.82%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Medical Brokers, Inc.               897,193.49                     13.05%
                             The Princess Road
                             Lawrenceville, NJ  08648

                             Jamieson Moore Peskin &             498,561.73                      7.25%
                             Spicer
                             800 Alexander Park
                             Princeton, NJ 08543

Tax-Exempt Money Market:

           Class A Shares    United Jersey Bank              168,788,751.20                     98.74%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Moe & Peter Kessler               1,213,082.37                     22.02%
                             Sylvia Kessler IRREV
                             INT-VIV Trust
                             FBO Sylvia Kessler
                             C/F Outwater Plastics
                             4 Passaic Street
                             Woodbridge, NJ 07075-1004

                             P.K. Sharma &                       346,900.19                      6.30%
                             Sarika Sharma JTTN
                             28 Laurie Drive
                             Englewood Cliffs, NJ 07832

                             Ignazid Cagnialosi                  301,796.11                      5.48%
                             417 Saddle Back Trail
                             Franklin Lakes, NJ 07417

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

                             Albert Kleinman                     287,926.41                      5.23%
                             153 Charlotte PL
                             Englewood
                             Cliffs, NJ  07632
Short-Term Investment:

           Class A Shares    United Jersey Bank                 606,718.136                     19.90%
                             c/o Eagle Trust Company
                             Attn:  Suzanne Levy
                             680 Swedesford Road
                             Wayne, PA 19087

                             United Jersey Bank               2,368,704.152                     77.68%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    United Jersey Bank                  10,591.713                      5.15%
                             Central NA
                             as collateral FBO Jacob
                             M. Mamroud
                             16 Cromnielin Ct.
                             East Brunswick, NJ 08816

                             Yuet K. Chan-Li &                   32,078.946                     15.60%
                             Bun Kai Chan JTTN
                             11 Elsworth Drive
                             Robbinsville, NJ 08691

                             Albert S. Bendelac                  20,788.462                     10.08%
                             370 S. Stanworth Drive
                             Princeton, NJ 08540

                             Young I. Chung                      14,042.236                      6.83%
                             8 Lenape Lane
                             Princeton Junction, NJ 08540

                             Val L. Fitch                        11,887.731                      5.78%
                             292 Hartley Avenue
                             Princeton, NJ 08550

Fixed Income:

           Class A Shares    United Jersey Bank                 834,823.324                      7.67%
                             c/o Eagle Trust
                             Company
                             Attn:  Suzanne Levy
                             680 East Swedesford
                             Road
                             Wayne, PA  19087

                             United Jersey Bank               9,456,344.525                     86.85%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

New Jersey Municipal
   Securities:

           Class A Shares    United Jersey Bank               1,249,443.291                     48.14%
                             c/o Eagle Trust Company
                             Attn: Suzanne Levy
                             680 East Swedesford Road
                             Wayne, PA 19087

                             United Jersey Bank                 953,453.057                     36.47%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 208,425.633                      8.03%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 183,554.909                      7.07%
                             c/o Eagle Trust Company
                             Attn: Suzanne Levy
                             680 East Swedesford Road
                             Wayne, PA  19087

Intermediate Term
Government
  Securities:

           Class A Shares    United Jersey Bank                  449,134.30                     15.86%
                             c/o Eagle Trust Company
                             Attn: Suzanne Levy
                             680 East Swedesford Road
                             Wayne, PA 19087

                             United Jersey Bank               1,817,259.051                     64.19%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 524,198.489                     18.51%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

Equity Value:

           Class A Shares    United Jersey Bank               5,714,889.091                     93.93%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Jeanette P. Branca                  29,673.591                      5.35%
                             595 Ridgewood Avenue
                             Glen Ridge, NJ 07028

                             Marta L. Branca                     37,902.795                      6.84%
                             595 Ridgewood Avenue
                             Glen Ridge, NJ 07028

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

Equity Income:

           Class A Shares    United Jersey Bank                 236,638.438                      7.23%
                             c/o Eagle Trust Company
                             Attn: Suzanne Levy
                             680 East Swedesford Road
                             Wayne, PA 19087

                             United Jersey Bank               2,892,704.357                     88.40%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

Mid Cap Value:

           Class A Shares    United Jersey Bank               3,163,635.723                     94.52%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

International Growth:

           Class A Shares    United Jersey Bank                 380,114.388                     42.74%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 439,869.498                     49.45%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                  66,626.666                      7.49%
                             c/o Eagle Trust Company
                             Attn:  Suzanne Levy
                             680 E. Swedesford Road
                             Wayne, PA  19087

           Class B Shares    P.K. Sharma                         13,557.345                     23.97%
                             28 Laurie Drive
                             Englewood Cliffs, NJ
                             07632-2222

Balanced Growth:

           Class A Shares    United Jersey Bank               2,515,880,283                     94.65%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank                 141,928.251                      5.34%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

Pennsylvania Municipal
Securities:

           Class A Shares    United Jersey Bank                 314,970.733                     96.44%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    Diane Edelstein                      4,646.527                     15.02%
                             761 Canterbury Drive
                             Yardley, PA 19067-4434

                             George A. Warner &                   2,436.647                      7.88%
                             D. Lorraine Warner JTTN
                             14 Shagbark Ct. W
                             Harleysville,PA 19438

                             Margaret A. Wernelt                  9,230.995                     29.84%
                             16 1/2 Third Avenue
                             Lehightown, PA 18236

                             Rose M. Lutinsky                     2,069.869                      6.69%
                             916 South Street
                             Freeland, PA 18224

                             James Dalsasso &                     2,160.954                      6.98%
                             Barbara N. Dalsasso JTTN
                             1934 Windsor Road
                             Bethlehem, PA 18017

                             Peter W. Petrocko                    5,402.382                     17.46%
                             508 12th Avenue
                             Bethlehem, PA 18018

GNMA:

           Class A Shares    United Jersey Bank                 504,758.332                     58.57%
                             c/o Eagle Trust Company
                             Attn: Suzanne Levy
                             680 Swedesford Road
                             Wayne, PA 19087

                             United Jersey Bank                 204,436.799                     23.72%
                             c/o Eagle Trust Company
                             Attn:  Suzanne Levy
                             680 Swedesford Road
                             Wayne, PA  19087

                             United Jersey Bank                 114,082.215                     13.24%
                             Attn:  Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                                                          Amount of Beneficial               Percent of
Fund                         Name and Address                   Ownership               Beneficial Ownership
----                         -----------------                  ---------               --------------------

U.S. Treasury Plus
  Money Market:

           Class A Shares    John Zucarelli, Lillian         10,883,100.08                      14.15%
                             Zucarelli & John
                             Zucarelli III
                             National Environmental
                             Services Inc. and
                             Stony Brook Leasing
                             189 Stony Brook Road
                             P.O. Box 247
                             Hopewell, NJ 08525-0247

   As of January 25, 1996, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding Shares of the Trust.

Submission of Shareholder Proposals

   As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to be considered to the Trust within a reasonable time in advance of any such meeting for inclusion in the Trust's proxy statement and form of proxy for such meeting. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Trustee from office, and if such a request is made, the Trust will assist with shareholder communications in connection with the meeting.

Required Vote

   Approval of each Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of a Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

   Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions and "broker non-votes" will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.



Distribution

   SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, PA 19087, acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated February 28, 1992, between the Trust and SFS.

Adjournment

   In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by UJB.

Other Matters

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       RICHARD W. GRANT
                       Secretary


Dated: February 9, 1996

                                THE PILLAR FUNDS
                   U.S. Treasury Securities Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the U.S. Treasury Securities Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the U.S. Treasury Securities Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                       Prime Obligation Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Prime Obligation Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Prime Obligation Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                          Tax-Exempt Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Tax-Exempt Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Tax-Exempt Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                           Short-Term Investment Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Short-Term Investment Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Short-Term Investment Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Fixed Income Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Fixed Income Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Fixed Income Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                      New Jersey Municipal Securities Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the New Jersey Municipal Securities Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the New Jersey Municipal Securities Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                  Intermediate-Term Government Securities Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Intermediate-Term Government Securities Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Intermediate-Term Government Securities Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Equity Value Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Equity Value Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Equity Value Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Equity Income Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Equity Income Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Equity Income Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Mid Cap Value Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Mid Cap Value Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Mid Cap Value Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                              Balanced Growth Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Balanced Growth Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Balanced Growth Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                     Pennsylvania Municipal Securities Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Pennsylvania Municipal Securities Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Pennsylvania Municipal Securities Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                                   GNMA Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the GNMA Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the GNMA Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                U.S. Treasury Securities Plus Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the U.S. Treasury Securities Plus Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the U.S. Treasury Securities Plus Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                           International Growth Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Growth Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

2. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the International Growth Fund, and to approve the New Investment Advisory Agreement between the Trust, on behalf of the International Growth Fund, and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

3. To approve the continuation of Wellington Management Company as an investment sub-advisor to the International Growth Fund, and to approve the New Investment Sub-Advisory Agreement among United Jersey Bank, either under its current name or under the new name of "Summit Bank," Wellington Management Company and the Trust relating to the International Growth Fund.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________1996

                                          ______________________________________
                                          Signature of Shareholder


                                          ______________________________________
                                          Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.